SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                February 10, 2006
                       ---------------------------------
                       (Date of earliest event reported)


                      AMBER RESOURCES COMPANY OF COLORADO
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)


   Delaware                    0-8874                  84-0750506
--------------                ----------           -------------------
  (State of                   Commission            (I.R.S. Employer
Incorporation)                 File No.            Identification No.)


                  Suite 4300
                  370 17th Street
                  Denver, Colorado                        80202
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           (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code: (303) 293-9133


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.03 AMENDMENTS OF ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On February 10, 2006, the Board of Directors of Amber Resources Company of Colorado (the "Company") adopted a new fiscal year for the Company. The new fiscal year will end on December 31. The Company previously had a fiscal year end of June 30.

     The Company will file a Transition Report on Form 10-K for the six month period that ended on December 31, 2005.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMBER RESOURCES COMPANY OF COLORADO
                                      (Registrant)


Date:  February 10, 2006              By: /s/ Kevin K. Nanke
                                          Kevin K. Nanke, Treasurer and Chief
                                          Financial Officer